SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                         April 28, 2004 (April 28, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


          Texas                      0-16179                    76-0670175
                                -----------------             --------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)



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Item 5.     Other Events and Required FD Disclosure.

On April 28, 2004 the Company issued a press release announcing the completion and results of a review of the Company's internal controls by the Board of Directors Audit Committee and their independent counsel. A copy of the Company's press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)    Exhibit.

              99.1     Press Release dated April 28, 2004

                            [SIGNATURE PAGE FOLLOWS]




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GEXA Corp.

Date: April 28, 2004               By:       /s/Neil Leibman
     ---------------                  ---------------------------------------
                                        Neil M. Leibman
                                        Chief Executive Officer





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